                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JUNE 12, 1997 (JUNE 1, 1997)


                       ALEXANDER HAAGEN PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                                 001-12588           95-4444963
(State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
incorporation or organization)                              Identification No.)

                            3500 SEPULVEDA BOULEVARD
                    MANHATTAN BEACH, CALIFORNIA       90266
            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (310) 546-4520

                                 Not Applicable
          (former name or former address if changed since last report)

     Item 5:   Other Events

          On June 1, 1997, Alexander Haagen Properties, Inc. (the "Company") entered into the following agreements: (i) a Stock Purchase Agreement (the "Stock Purchase Agreement") with LF Strategic Realty Investors, L.P., a Delaware limited partnership (the "Advancing Party") and Prometheus Western Retail, LLC, a Delaware limited liability company ("Buyer"); (ii) a Stockholders Agreement (the "Stockholders Agreement") among the Company, the Advancing Party, Buyer, and Lazard Freres Real Estate Investors, LLC, a Delaware limited liability company ("LFREI"); (iii) a Registration Rights Agreement (the "Registration Rights Agreement") between the Company and Buyer; (iv) a Registration Rights Agreement (the "Haagen Registration Rights Agreement") among the Company, Alexander Haagen, Sr., Charlotte Haagen, and Alexander Haagen III (collectively, the "Haagen Family Members"), and certain affiliates of the Haagen Family Members (together with the Haagen Family Members, the "Haagen Stockholders");
(v) a Stockholders Agreement (the "Haagen Stockholders Agreement") among the Company and the Haagen Stockholders; (vi) Executive Employment Agreements (collectively, the "Employment Agreements") among the Company, Haagen Property Management, Inc., and each of the Haagen Family Members. Concurrently, the Advancing Party, Buyer, and the Haagen Stockholders entered into a Stockholders' Voting Agreement (the "Stockholders' Voting Agreement") and a Tag-Along Agreement (the "Tag-Along Agreement").

          Subject to the terms and conditions of the Stock Purchase Agreement, the Company will sell to Buyer up to 15,666,666 shares (the "Shares") of Common Stock, par value $.01 per share ("Common Stock") of the Company at a purchase price of $15.00 per share (the "Transaction"), representing an aggregate investment of $235 million (the "Total Equity Commitment"). Proceeds from the sale of the Shares will be used to repay indebtedness and to increase the Company's portfolio of neighborhood and community shopping centers in the Western United States. The Transaction will be consummated in two phases. Prior to stockholder approval of the Transaction, at the initial closing of the Transaction (the "Initial Closing"), which is expected to occur in July 1997, the Company will sell to Buyer 1,306,434 shares of Common Stock representing an aggregate investment of approximately $19.6 million ("Phase I"). The shares to be sold to Buyer at the Initial Closing represent approximately 9.8% of the outstanding Common Stock.

          The Company intends to seek stockholder approval of the transactions contemplated by the Stock Purchase Agreement ("Stockholder Approval") at a special meeting of stockholders expected to be held in or around September 1997. Thereafter, at one or more subsequent closings (each a "Subsequent Closing") ("Phase II"), the Company from time to time at its election may sell additional Shares to Buyer at $15.00 per share, in minimum increments of $30 million, with an aggregate of at least $100 million to be funded within six months of Stockholder Approval, until the Total Equity Commitment is invested or, if earlier, eighteen months after Stockholder Approval or, if earlier, March 14, 1999 (unless extended by mutual agreement of the parties). When Buyer acquires all of the Shares, Buyer will own approximately 56.6% of the outstanding Common Stock (approximately 37.9% on a full-diluted basis, based upon the number of outstanding shares of Common Stock, the number of outstanding limited partnership units of Alexander Haagen Properties Operating Partnership, L.P. (the "OP") that are redeemable for Common Stock, the number of shares of Common Stock issuable under the convertible debt of the Company and the OP, and the number of shares of Common Stock issuable under option or other equity-incentive plans ("fully diluted basis")).

          The Initial Closing will be subject to various conditions, including
(i) a conditional waiver of application to Buyer of the ownership limitations contained in the Company's charter with respect to the initial purchase, (ii) the continued treatment of the Company as a real estate investment trust for federal income tax purposes (a "REIT"), (iii) the confirmation by the Buyer of the Company's representations and warranties during a twenty business day due diligence period, and (iv) satisfaction of various customary conditions. In addition, if the Initial Closing has not occurred on or prior to August 15, 1997, the Stock Purchase Agreement may be terminated by either party, unless such party is then in default thereunder. The closings of the Second Purchase and each Subsequent Purchase are subject to various conditions, including (i) receipt of Stockholder Approval, (ii) the continued treatment of the Company as a REIT, and (iii) satisfaction of various customary conditions.

          In the event that the Company shall not have received Shareholder Approval prior to December 31, 1997, the Buyer has an option under the Stock Purchase Agreement to require that the Company repurchase the shares of Common Stock acquired at the Initial Closing at a price equal to the purchase price therefor, together with accrued dividends. This option may be exercised at any time until 11 months after the Initial Closing; provided that the Company shall not be required to pay for the shares of Common Stock to be so repurchased until the earlier to occur of (a) 18 months after the Initial Closing and (b) the consummation by the Company of an issuance of debt or equity securities or a sale of assets that yields net proceeds to the Company of at least $50 million.

          The Stock Purchase Agreement provides that in the event that the Initial Closing does not occur due to Buyer's termination of the Stock Purchase Agreement for an uncured material breach by the Company of its representations and warranties, the Company will pay Buyer's reasonable out of pocket expenses, which shall serve as liquidated damages and be Buyer's sole remedy in such event. The Stock Purchase Agreement further provides that the Company will pay Buyer $1,762,500 as compensation for Buyer's costs and expenses (including opportunity costs) in the event that the Company's stockholders fail to approve the transactions contemplated by the Stock Purchase Agreement at the stockholders' meeting called to vote thereon (or in the event that the Company fails to hold such meeting on or before December 31, 1997), provided that Buyer is not in material default under the Stock Purchase Agreement. A break-up fee of $8,225,000 will be payable in the event that (i) (x) stockholder approval for the transactions contemplated by the Stock Purchase Agreement is not obtained by December 31, 1997, (y) a Competing Transaction (as defined below) is proposed publicly prior to the stockholders' meeting or December 31, 1997 if no stockholders' meeting is held, and (z) the Company consummates the Competing Transaction within twelve months after the earlier of the date on which the stockholders fail to approve the Agreement and December 31, 1997, or (ii) the Transaction does not close as the result of the Company's wilful breach of a representation, warranty or covenant contained in the Stock Purchase Agreement. A "Competing Transaction" is (i) any acquisition in any manner, directly or indirectly (including through any option, right to acquire or other beneficial ownership), of more than 15% of the equity securities, on a fully diluted basis, of the Company, or assets representing a material portion of the assets of the Company, other than any of the transactions contemplated by the Stock Purchase Agreement or (ii) any merger, consolidation, sale of assets, share exchange, recapitalization, other business combination, liquidation, or other action out of the ordinary course of business of the Company, other than any of the transactions contemplated by the Stock Purchase Agreement.

          Exhibit 10.1 is a copy of the Stock Purchase Agreement; Exhibits 10.2,
10.3 and 10.4 are the Stockholders Agreement, Bylaw Provisions, and Registration Rights Agreement which are Exhibits to the Stock Purchase Agreement, and all are specifically incorporated herein by reference, and the descriptions herein of such agreements and bylaw provisions are qualified in their entirety by reference to such agreements and bylaw provisions.

          THE STOCKHOLDERS AGREEMENT. Pursuant to the Stock Purchase Agreement, the parties entered into a Stockholders Agreement and a Registration Rights Agreement simultaneously with the Stock Purchase Agreement. Pursuant to the Stockholders Agreement, Buyer will be entitled to certain rights and will be subject to certain restrictions, including the following:

          (i) from and after the date of Stockholder Approval (the "Stockholder Approval Date") the Company shall amend its Bylaws, to cause the Company's board of directors to be structured to consist of eleven members, of which initially three members will be designees of management of the Company, four members will be designees of Buyer, three members will be independent directors designated by the nominating committee and one member will be a new President of the Company; until the standstill period described below ends, Buyer will have the right to nominate directors to the Company's board of directors as follows:

          (a) so long as Buyer owns at least (x) a number of shares of Common Stock equal to 50% of the aggregate number of Shares to be acquired pursuant to the Transaction and (y) 20% of the Common Stock (on a fully diluted basis), the Buyer shall be entitled to nominate four (4) Directors;

          (b) so long as the Buyer does not meet the ownership criteria in clause (a)(x) or (a)(y) above but owns at least (x) a number of shares of Common Stock equal to 25% of the aggregate number of Shares to be acquired pursuant to the Transaction and (y) 15% of the Common Stock of the Company (on a fully diluted basis), the Buyer shall be entitled to nominate two (2) Directors; and

          (c) so long as the Buyer does not meet the ownership criteria in clauses (a)(x) or (a)(y) or (b)(x) or (b)(y) above and owns at least 10% of the Common Stock (on a fully diluted basis), the Buyer shall be entitled to nominate one (1) Director;

          (ii) from and after the date of the Stockholders Agreement until a "Termination Event" (which shall be when Buyer no longer owns at least (a) 25% of the aggregate number of Shares to be acquired pursuant to the Transaction and
(b) 15% of the outstanding Common Stock on a fully diluted basis), Buyer will have the right to obtain certain operating and financial information; and

          (iii) from and after the date of the Stockholders Agreement until a Termination Event, Buyer will have the right to participate in the Company's future equity offerings for cash by purchasing its proportionate share (on a fully diluted basis and limited to 37.5% of any offering) of the securities offered therein.

          During a standstill period of five years (which period is subject to early termination in certain circumstances but, if not terminated early, shall be automatically extended for one-year increments unless Buyer gives the Company 90 days' notice canceling such extensions or unless sooner terminated upon certain events), Buyer will be subject to certain limitations and restrictions relating to, among other matters: (a) acquisitions of additional shares of Common Stock (generally limiting Buyer to beneficially owning no more than 49.9% of the shares of Common Stock on a fully diluted basis, except that shares of Common Stock issuable upon conversion of the Company's convertible debt or upon exercise of options granted under management benefit plans shall not be included ("Adjusted Fully Diluted Basis")), (b) voting of its shares of Common Stock exceeding 40% of the outstanding Common Stock, either as recommended by the board of directors or proportionately in accordance with the vote of the other holders of Common Stock), (c) acting in concert with others by becoming a member of a "group" for purposes of Section 13(d) of the Securities Act of 1934 and the rules promulgated thereunder, (d) soliciting, encouraging or proposing certain significant transactions involving the Company, (e) soliciting, initiating, encouraging or participating in the solicitation of proxies in connection with any election contest involving the Company's board of directors or initiating or proposing or participating in or encouraging the making of, or soliciting stockholder approval of, any stockholder proposal, (f) seeking representation on the Company's board of directors other than as contemplated by the Stockholders Agreement, and (g) requesting any waiver of the foregoing restrictions. For a period of five years after Stockholder Approval or, if earlier, until a Termination Event, Buyer may not sell any shares of Common Stock except (a) in transactions pursuant to Rule 144 under the Securities Act of 1933, (b) in negotiated transfers to third parties, subject to certain conditions, including that it not result in a person beneficially owning more than 9.8% of the outstanding Common Stock, (c) to certain Affiliates who agree to be bound by the terms of the Stockholders Agreement, (d) in accordance with the registration rights agreement in a bona fide public offering and (e) subject to certain conditions, to bona fide financial institutions for the purpose of securing bona fide indebtedness.

          The standstill period will terminate prior to its stated term in the event of certain occurrences such as a material event of default by the Company or any subsidiary under any debt agreement or the acquisition by any person or group of beneficial ownership of more than 9.8% of the Company's outstanding voting securities. Until a Termination Event, the Company may not take certain specified corporate actions relating to incurrence of indebtedness in excess of a specified amount, investments outside the shopping center industry, and REIT termination. Moreover, pursuant to the Stockholders Agreement, from and after date of the Stockholders Agreement until a Termination Event, Company will consult with Buyer prior to acting on certain matters including those concerning the Company's financing arrangements, acquisitions over $10 million, dispositions over $20 million, and employment of executive management.

          THE BYLAW PROVISIONS. Pursuant to the Stock Purchase Agreement, the Company adopted resolutions amending the Company's Bylaws to exempt Buyer, the Stock Purchase Agreement and the transactions contemplated thereby from the terms of Sections 3-602 and 3-702 of the Maryland General Corporation Law.

          THE REGISTRATION RIGHTS AGREEMENT. Pursuant to the Registration Rights Agreement, the Company has granted Buyer certain demand registration rights to facilitate the resale of the Common Stock owned by it under certain conditions and certain piggyback rights to sell a portion of its shares in connection with certain offerings of securities by the Company.

          ARRANGEMENTS WITH THE HAAGEN FAMILY MEMBERS. In connection with the Transaction, the Company has also entered into certain agreements with the Haagen Family Members including (i) the Employment Agreements, (ii) the Haagen Registration Rights Agreement, and (iii) the Haagen Stockholders Agreement.
Also in connection with the Transaction, the Advancing Party, Buyer, and the Haagen Stockholders have entered into the Stockholders' Voting Agreement and the Tag-Along Agreement. The Employment Agreements have five year terms, are terminable upon 36 months prior written notice, and set forth the terms and conditions of employment for Alexander Haagen, Sr. as Chairman of the Board and Chief Executive Officer, Alexander Haagen III as Vice Chairman of the Board and Chairman of the Executive Committee, and Charlotte Haagen as Vice President, at annual salaries of $200,000, $100,000, and $25,000, respectively, with an annual restricted stock grant of 10,000 shares to each of Messrs. Haagen, Sr. and Haagen III. Pursuant to the Haagen Registration Rights Agreement, the Company will grant the Haagen Family Members certain demand registration rights to facilitate the resale of the Common Stock owned by them under certain conditions and certain piggyback rights to sell a portion of their shares in connection with certain offerings of securities by the Company. Pursuant to the Haagen Stockholders Agreement, the Haagen Family Members are granted the right to participate in the Company's future equity offerings for cash by purchasing their proportionate share, and LFREI, the Advancing Party, and Buyer agree to support the continued election of Alexander Haagen, Sr. as Chairman and Chief Executive Officer and Alexander Haagen III as Vice Chairman and successor Chairman of the Company. Under the Stockholders' Voting Agreement, the Haagen Family Members have agreed to vote for the Transaction. In the Tag-Along Agreement, Buyer and the Haagen Family Members agree to offer each other certain rights to participate in a transfer of their shares in the event that the other transfers some or all of its shares.

          INCENTIVE STOCK OPTION GRANTS. In connection with the Transaction, the Company has also granted certain incentive stock options to members of the Company's senior management. The Compensation Committee of the Board of Directors, on May 30, 1997, made stock option grants to seven members of the Company's senior management for an aggregate of 495,000 shares. The stock options granted have a $15 exercise price, and one-third of the shares will vest in each of the next three years if the grantee remains employed by the Company. In addition, the closing price of the Common Stock must exceed certain target levels for periods of 90 consecutive days before the options become exercisable.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits.

          a)        Exhibits

Number    Exhibit

9.1 Stockholders' Voting Agreement, dated June 1, 1997, among LF Strategic Realty Investors, L.P.; Prometheus Western Retail, LLC; Alexander Haagen, Sr.; Charlotte Haagen; Alexander Haagen III; The Haagen Living Trust dated August 17, 1988; Autumn Haagen; Alexander Haagen III & Betty Haagen Tr fbo Alexander Haagen IV UA 10/24/88; Alexander Haagen III & Betty Haagen Tr fbo Andrew Haagen UA 10/28/88; and Alexander Haagen III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88; Incorporated herein by reference to Buyer's Schedule 13D regarding the Company filed on June 11, 1997

10.1 Stock Purchase Agreement, dated as of June 1, 1997, between the Company, LF Strategic Realty Investors, L.P. and Prometheus Western Retail, LLC; Incorporated herein by reference to Buyer's Schedule 13D regarding the Company filed on June 11, 1997

10.2 Stockholders Agreement, dated June 1, 1997, among the Company, LF Strategic Realty Investors, L.P., Prometheus Western Retail, LLC, and Lazard Freres Real Estate Investors, LLC; Incorporated herein by reference to Buyer's Schedule 13D regarding the Company filed on June 11, 1997

10.3 Bylaw Provisions adopted May 30, 1997, by the Company's Board of Directors exempting Prometheus Western Retail, LLC, the Stock Purchase Agreement and the transactions contemplated thereby from the terms of Sections 3-602 and 3-702 of the Maryland General Corporation Law; filed herewith

10.4 Registration Rights Agreement, dated June 1, 1997, between the Company and Prometheus Western Retail, LLC; Incorporated herein by reference to Buyer's Schedule 13D regarding the Company filed on June 11, 1997

10.5 Executive Employment Agreement, dated June 1, 1997, among the Company, Haagen Property Management, Inc., and Alexander Haagen, Sr.; filed herewith

10.6 Executive Employment Agreement, dated June 1, 1997, among the Company, Haagen Property Management, Inc., and Alexander Haagen III; filed herewith

Number    Exhibit

10.7 Executive Employment Agreement, dated June 1, 1997, among the Company, Haagen Property Management, Inc., and Charlotte Haagen; filed herewith

10.8 Stockholders Agreement, dated June 1, 1997, among LF Strategic Realty Investors, L.P., Prometheus Western Retail, LLC, Alexander Haagen, Sr., Charlotte Haagen, and Alexander Haagen III, The Haagen Living Trust dated August 17, 1988; Autumn Haagen; Alexander Haagen III & Betty Haagen Tr fbo Alexander Haagen IV UA 10/24/88; Alexander Haagen III & Betty Haagen Tr fbo Andrew Haagen UA 10/28/88; and Alexander Haagen III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88; Incorporated herein by reference to Buyer's Schedule 13D regarding the Company filed on June 11, 1997

10.9 Registration Rights Agreement, dated June 1, 1997, among the Company, Alexander Haagen, Sr., Charlotte Haagen, and Alexander Haagen III, The Haagen Living Trust dated August 17, 1988; Autumn Haagen; Alexander Haagen III & Betty Haagen Tr fbo Alexander Haagen IV UA 10/24/88; Alexander Haagen III & Betty Haagen Tr fbo Andrew Haagen UA 10/28/88; and Alexander Haagen III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88; filed herewith

10.10 Tag-Along Agreement, dated June 1, 1997, among LF Strategic Realty Investors, L.P., Prometheus Western Retail, LLC, Alexander Haagen, Sr., Charlotte Haagen, and Alexander Haagen III, The Haagen Living Trust dated August 17, 1988; Autumn Haagen; Alexander Haagen III & Betty Haagen Tr fbo Alexander Haagen IV UA 10/24/88; Alexander Haagen III & Betty Haagen Tr fbo Andrew Haagen UA 10/28/88; and Alexander Haagen III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88; Incorporated herein by reference to Buyer's Schedule 13D regarding the Company filed on June 11, 1997

99.1 Press Release, dated June 2, 1997, by the Company announcing a strategic investment in the Company by an affiliate of Lazard Freres Real Estate Investors, LLC; filed herewith

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Alexander Haagen Properties, Inc.


Date:  June 12, 1997     By: /s/ Steven M. Jaffe
                                    Steven M. Jaffe
                                    Secretary

                                 EXHIBIT INDEX

Number    Exhibit                                                       Page
    9.1   Stockholders' Voting Agreement, dated June 1, 1997,           Incorporated herein by reference to
          among LF Strategic Realty Investors, L.P.; Prometheus         Exhibit 5 to the Schedule 13D of
          Western Retail, LLC; Alexander Haagen, Sr.; Charlotte         Prometheus Western Retail, LLC and
          Haagen; Alexander Haagen III; The Haagen Living Trust         LF Strategic Realty Investors, L.P.
          dated August 17, 1988; Autumn Haagen; Alexander               regarding the Company filed on June
          Haagen III & Betty Haagen Tr fbo Alexander Haagen IV          11, 1997
          UA 10/24/88; Alexander Haagen III & Betty Haagen Tr
          fbo Andrew Haagen UA 10/28/88; and Alexander Haagen
          III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88

   10.1   Stock Purchase Agreement, dated as of June 1, 1997,           Incorporated herein by reference to
          between the Company,  LF Strategic Realty Investors,          Exhibit 1 to the Schedule 13D of
          L.P. and Prometheus Western Retail, LLC                       Prometheus Western Retail, LLC and
                                                                        LF Strategic Realty Investors, L.P.
                                                                        regarding the Company filed on June
                                                                        11, 1997

   10.2   Stockholders Agreement, dated June 1, 1997, among the         Incorporated herein by reference to
          Company, LF Strategic Realty Investors, L.P.,                 Exhibit 2 to the Schedule 13D of
          Prometheus Western Retail, LLC, and Lazard Freres Real        Prometheus Western Retail, LLC and
          Estate Investors, LLC                                         LF Strategic Realty Investors, L.P.
                                                                        regarding the Company filed on June
                                                                        11, 1997

   10.3   Bylaw Provisions adopted May 30, 1997, by the                 E-1
          Company's Board of Directors exempting Prometheus
          Western Retail, LLC, the Stock Purchase Agreement and
          the transactions contemplated thereby from the terms of
          Sections 3-602 and 3-702 of the Maryland General
          Corporation Law

   10.4   Registration Rights Agreement, dated June 1, 1997,            Incorporated herein by reference to
          between the Company and Prometheus Western Retail,            Exhibit 3 to the Schedule 13D of
          LLC                                                           Prometheus Western Retail, LLC and
                                                                        LF Strategic Realty Investors, L.P.
                                                                        regarding the Company filed on June
                                                                        11, 1997

   10.5   Executive Employment Agreement, dated June 1, 1997,           E-2
          among the Company, Haagen Property Management, Inc.,
          and Alexander Haagen, Sr.

Number    Exhibit                                                       Page
   10.6   Executive Employment Agreement, dated June 1, 1997,           E-11
          among the Company, Haagen Property Management, Inc.,
          and Alexander Haagen III

   10.7   Executive Employment Agreement, dated June 1, 1997,           E-21
          among the Company, Haagen Property Management, Inc.,
          and Charlotte Haagen

   10.8   Stockholders Agreement, dated June 1, 1997, among LF          Incorporated herein by reference to
          Strategic Realty Investors, L.P., Prometheus Western          Exhibit 6 to the Schedule 13D of
          Retail, LLC, Alexander Haagen, Sr., Charlotte Haagen,         Prometheus Western Retail, LLC and
          and Alexander Haagen III, The Haagen Living Trust             LF Strategic Realty Investors, L.P.
          dated August 17, 1988; Autumn Haagen; Alexander               regarding the Company filed on June
          Haagen III & Betty Haagen Tr fbo Alexander Haagen IV          11, 1997
          UA 10/24/88; Alexander Haagen III & Betty Haagen Tr
          fbo Andrew Haagen UA 10/28/88; and Alexander Haagen
          III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88

   10.9   Registration Rights Agreement, dated June 1, 1997,            E-29
          among the Company, Alexander Haagen, Sr., Charlotte
          Haagen, and Alexander Haagen III, The Haagen Living
          Trust dated August 17, 1988; Autumn Haagen; Alexander
          Haagen III & Betty Haagen Tr fbo Alexander Haagen IV
          UA 10/24/88; Alexander Haagen III & Betty Haagen Tr
          fbo Andrew Haagen UA 10/28/88; and Alexander Haagen
          III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88

  10.10   Tag-Along Agreement, dated June 1, 1997, among LF             Incorporated herein by reference to
          Strategic Realty Investors, L.P., Prometheus Western          Exhibit 4 to the Schedule 13D of
          Retail, LLC, Alexander Haagen, Sr., Charlotte Haagen,         Prometheus Western Retail, LLC and
          and Alexander Haagen III, The Haagen Living Trust             LF Strategic Realty Investors, L.P.
          dated August 17, 1988; Autumn Haagen; Alexander               regarding the Company filed on June
          Haagen III & Betty Haagen Tr fbo Alexander Haagen IV          11, 1997
          UA 10/24/88; Alexander Haagen III & Betty Haagen Tr
          fbo Andrew Haagen UA 10/28/88; and Alexander Haagen
          III & Betty Haagen Tr fbo Autumn Haagen UA 10/24/88

   99.1   Press Release, dated June 2, 1997, by the Company             E-45
          announcing a strategic investment in the Company by an
          affiliate of Lazard Freres Real Estate Investors, LLC